Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2004

J.P. MORGAN CHASE & CO.
TABLE OF CONTENTS

REPORTED BASIS

J.P. MORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and employee data)

							1QTR 2004
	1QTR		4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004		2003	2003	2003	2003	4Q 2003		1Q 2003
SELECTED INCOME STATEMENT DATA:
Revenue	$8,977		$8,068	$7,748	$9,034	$8,406	11%		7%
Provision for Credit Losses	15		139	223	435	743	(89)		(98)
Noninterest Expense	6,059		5,220	5,095	5,832	5,541	16		9
Net Income	1,930		1,864	1,628	1,827	1,400	4		38

Per Common Share:
Net Income per Share:
Basic	$0.94		$0.92	$0.80	$0.90	$0.69	2		36
Diluted	0.92		0.89	0.78	0.89	0.69	3		33
Cash Dividends Declared per Share	0.34		0.34	0.34	0.34	0.34	—		—
Book Value per Share (Period-End)	22.62		22.10	21.55	21.53	20.73	2		9
Closing Share Price	41.95		36.73	34.33	34.18	23.71	14		77

Common Shares Outstanding:
Average:
Basic	2,032.3		2,016.2	2,012.2	2,005.6	1,999.8	1		2
Diluted	2,092.7		2,079.3	2,068.2	2,050.6	2,021.9	1		4
Common Shares at Period-End	2,081.7		2,042.6	2,039.2	2,035.1	2,030.0	2		3

SELECTED RATIOS:
Return on Average Common Equity (a)	17%		17%	15%	17%	13%	—	bp	400	bp
Tier 1 Capital Ratio	8.4	(b)	8.5	8.7	8.4	8.4	(10)		—

SELECTED BALANCE SHEET DATA (PERIOD-END):
Total Assets	$801,078		$770,912	$792,700	$802,603	$755,156	4%		6%
Deposits	336,886		326,492	313,626	318,248	300,667	3		12
Common Stockholders’ Equity	47,092		45,145	43,948	43,812	42,075	4		12

FULL-TIME EQUIVALENT EMPLOYEES	93,285		93,453	92,940	92,256	93,878	—		(1)

SEGMENT EARNINGS
Investment Bank	$1,110		$862	$876	$1,037	$897	29		24
Treasury & Securities Services	119		144	140	111	112	(17)		6
Investment Management & Private Banking	115		100	80	58	27	15		326
JPMorgan Partners	115		23	5	(98)	(223)	400		NM
Chase Financial Services	427		559	432	852	648	(24)		(34)
Support Units and Corporate	44		176	95	(133)	(61)	(75)		NM

NET INCOME	$1,930		$1,864	$1,628	$1,827	$1,400	4		38

(a)	Based on annualized amounts.
(b)	Estimated

J.P. MORGAN CHASE & CO.
STATEMENT OF INCOME — REPORTED BASIS
(in millions, except per share, ratio and employee data)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
REVENUE
Investment Banking Fees	$692	$846	$649	$779	$616	(18)%		12%
Trading Revenue	1,720	754	829	1,546	1,298	128		33
Fees and Commissions	2,933	2,871	2,742	2,551	2,488	2		18
Private Equity Gains (Losses)	306	163	120	(29)	(221)	88		NM
Securities Gains	126	29	164	768	485	334		(74)
Mortgage Fees and Related Income	244	140	8	311	433	74		(44)
Other Revenue	126	254	188	45	92	(50)		37

Total Noninterest Revenue	6,147	5,057	4,700	5,971	5,191	22		18
Interest Income	5,478	5,614	5,696	5,871	6,263	(2)		(13)
Interest Expense	2,648	2,603	2,648	2,808	3,048	2		(13)

Net Interest Income	2,830	3,011	3,048	3,063	3,215	(6)		(12)

Revenue before Provision for Credit Losses	8,977	8,068	7,748	9,034	8,406	11		7
Provision for Credit Losses	15	139	223	435	743	(89)		(98)

TOTAL NET REVENUE	8,962	7,929	7,525	8,599	7,663	13		17

NONINTEREST EXPENSE
Compensation Expense	3,370	2,577	2,713	3,231	3,174	31		6
Occupancy Expense	431	482	391	543	496	(11)		(13)
Technology and Communications Expense	819	756	719	732	637	8		29
Other Expense	1,439	1,405	1,272	1,226	1,234	2		17
Surety Settlement and Litigation Reserve (a)	—	—	—	100	—	NM		NM

TOTAL NONINTEREST EXPENSE	6,059	5,220	5,095	5,832	5,541	16		9

Income before Income Tax Expense	2,903	2,709	2,430	2,767	2,122	7		37
Income Tax Expense	973	845	802	940	722	15		35

NET INCOME	$1,930	$1,864	$1,628	$1,827	$1,400	4		38

NET INCOME APPLICABLE TO COMMON STOCK	$1,917	$1,851	$1,615	$1,815	$1,387	4		38

NET INCOME PER COMMON SHARE
Basic	$0.94	$0.92	$0.80	$0.90	$0.69	2		36
Diluted	0.92	0.89	0.78	0.89	0.69	3		33

FINANCIAL RATIOS
Return on Average Assets (b)	1.01%	0.95%	0.83%	0.96%	0.73%	6	bp	28	bp
Return on Average Common Equity (b)	17	17	15	17	13	—		400
Common Dividend Payout Ratio	38	38	44	40	50	—		(1,200)
Effective Income Tax Rate	34	31	33	34	34	300		—
Overhead Ratio	67	65	66	65	66	200		100

FULL-TIME EQUIVALENT EMPLOYEES	93,285	93,453	92,940	92,256	93,878	—%		(1)%

(a)	Reflects a $100 million addition to the Enron-related litigation reserve.
(b)	Based on annualized amounts.

J.P. MORGAN CHASE & CO.
SELECTED NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL
(in millions)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003	1Q 2003
NONINTEREST REVENUE
Fees and Commissions:
Investment Management and Service Fees	$668	$618	$573	$508	$545	8%	23%
Custody and Institutional Trust Service Fees	442	431	404	408	358	3	23
Credit Card Fees	734	825	756	698	692	(11)	6
Brokerage Commissions	401	316	310	296	259	27	55
Lending-Related Service Fees	139	172	157	127	124	(19)	12
Deposit Service Fees	274	279	298	284	285	(2)	(4)
Other Fees	275	230	244	230	225	20	22

Total	$2,933	$2,871	$2,742	$2,551	$2,488	2	18

NONINTEREST EXPENSE
Other Expense:
Professional Services	$372	$394	$325	$324	$325	(6)	14
Outside Services	376	311	294	310	272	21	38
Marketing	199	200	179	167	164	(1)	21
Travel and Entertainment	118	128	103	102	89	(8)	33
Amortization of Intangibles	79	74	73	73	74	7	7
All Other	295	298	298	250	310	(1)	(5)

Total	$1,439	$1,405	$1,272	$1,226	$1,234	2	17

J.P. MORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEET
(in millions)

						Mar 31, 2004
						Over (Under)
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2004	2003	2003	2003	2003	2003	2003
ASSETS
Cash and Due from Banks	$19,419	$20,268	$18,585	$23,398	$22,229	(4)%	(13)%
Deposits with Banks	35,600	10,175	10,601	10,393	6,896	250	416
Federal Funds Sold and Securities Purchased under Resale Agreements	79,414	76,868	88,752	69,748	69,764	3	14
Securities Borrowed	49,881	41,834	37,096	41,067	39,188	19	27
Trading Assets:
Debt and Equity Instruments	189,549	169,120	146,731	139,275	146,783	12	29
Derivative Receivables (a)	58,434	83,751	83,787	93,602	86,649	(30)	(33)
Securities	70,747	60,244	65,152	82,549	85,178	17	(17)
Loans (Net of Allowance for Loan Losses)	213,510	214,995	231,448	222,307	212,256	(1)	1
Private Equity Investments	7,097	7,250	7,797	7,901	8,170	(2)	(13)
Goodwill	8,730	8,511	8,134	8,132	8,122	3	7
Other Intangibles:
Mortgage Servicing Rights	4,189	4,781	4,007	2,967	3,235	(12)	29
Purchased Credit Card Relationships	953	1,014	1,078	1,141	1,205	(6)	(21)
All Other Intangibles	813	685	311	320	294	19	177
Other Assets	62,742	71,416	89,221	99,803	65,187	(12)	(4)

TOTAL ASSETS (b)	$801,078	$770,912	$792,700	$802,603	$755,156	4	6

LIABILITIES
Deposits:
Noninterest-Bearing	$87,428	$79,465	$81,865	$88,096	$77,822	10	12
Interest-Bearing	249,458	247,027	231,761	230,152	222,845	1	12

Total Deposits	336,886	326,492	313,626	318,248	300,667	3	12
Federal Funds Purchased and Securities Sold under Repurchase Agreements	148,526	113,466	131,959	155,330	160,221	31	(7)
Commercial Paper	14,972	14,284	14,790	12,382	14,039	5	7
Other Borrowed Funds	10,414	8,925	8,174	12,176	12,848	17	(19)
Trading Liabilities:
Debt and Equity Instruments	80,303	78,222	87,516	72,825	64,427	3	25
Derivative Payables (a)	53,883	71,226	68,285	72,831	64,804	(24)	(17)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	43,656	45,066	54,333	64,072	46,776	(3)	(7)
Beneficial Interests Issued by Consolidated Variable Interest Entities	7,543	12,295	18,399	—	—	(39)	NM
Long-Term Debt	50,062	48,014	43,945	43,371	42,851	4	17
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	6,732	6,768	6,716	1,108	—	(1)	NM
Guaranteed Preferred Beneficial Interests in Capital Debt Securities Issued by Consolidated Trusts	—	—	—	5,439	5,439	NM	NM

TOTAL LIABILITIES	752,977	724,758	747,743	757,782	712,072	4	6

STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,088	2,044	2,041	2,036	2,032	2	3
Capital Surplus	14,193	13,512	13,238	12,898	12,477	5	14
Retained Earnings	30,878	29,681	28,540	27,633	26,538	4	16
Accumulated Other Comprehensive Income (Loss)	177	(30)	187	1,293	1,113	NM	(84)
Treasury Stock, at Cost	(244)	(62)	(58)	(48)	(85)	(294)	(187)

TOTAL STOCKHOLDERS’ EQUITY	48,101	46,154	44,957	44,821	43,084	4	12

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$801,078	$770,912	$792,700	$802,603	$755,156	4	6

(a)	Effective January 1, 2004, the Firm elected to net cash paid and received under credit support annexes to legally enforceable master netting agreements.

(b)
Includes an incremental $6 billion, $10 billion and $15 billion at March 31, 2004, December 31, 2003 and September 30, 2003, respectively, related to variable interest entities that were consolidated in accordance with FIN 46 which became effective on July 1, 2003. Also includes approximately $2 billion at March 31, 2004, $2 billion at December 31, 2003 and $3 billion at September 30, 2003 related to variable interest entities consolidated prior to the third quarter of 2003 that continue to be consolidated in accordance with FIN 46.

J.P. MORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
AVERAGE BALANCES
ASSETS
Deposits with Banks	$21,535	$11,724	$10,163	$7,061	$9,998	84%		115%
Federal Funds Sold and Securities Purchased under Resale Agreements	82,555	94,773	89,865	76,690	87,657	(13)		(6)
Securities Borrowed	48,609	40,371	40,019	42,160	38,654	20		26
Trading Assets	166,389	156,958	138,829	138,503	161,753	6		3
Securities	63,992	63,903	75,032	86,830	84,254	—		(24)
Loans	217,478	230,795	237,508	219,950	215,882	(6)		1

Total Interest-Earning Assets	600,558	598,524	591,416	571,194	598,198	—		—
Noninterest-Earning Assets	170,760	179,995	191,010	193,461	180,040	(5)		(5)

TOTAL ASSETS	$771,318	$778,519	$782,426	$764,655	$778,238	(1)		(1)

LIABILITIES
Interest-Bearing Deposits	$238,206	$237,636	$221,539	$225,950	$225,389	—		6
Federal Funds Purchased and Securities Sold under Repurchase Agreements	145,370	141,089	148,132	164,386	191,163	3		(24)
Commercial Paper	13,153	13,293	13,088	12,929	14,254	(1)		(8)
Other Borrowings (a)	80,388	74,551	72,191	63,524	68,453	8		17
Beneficial Interests Issued by Consolidated Variable Interest Entities	9,764	17,585	19,791	—	—	(44)		NM
Long-Term Debt	53,574	52,408	48,685	49,219	46,001	2		16

Total Interest-Bearing Liabilities	540,455	536,562	523,426	516,008	545,260	1		(1)
Noninterest-Bearing Liabilities	184,036	196,771	214,860	204,879	190,111	(6)		(3)

TOTAL LIABILITIES	724,491	733,333	738,286	720,887	735,371	(1)		(1)

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—		—
Common Stockholders’ Equity	45,818	44,177	43,131	42,759	41,858	4		9

TOTAL STOCKHOLDERS’ EQUITY	46,827	45,186	44,140	43,768	42,867	4		9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$771,318	$778,519	$782,426	$764,655	$778,238	(1)		(1)

AVERAGE RATES

INTEREST-EARNING ASSETS
Deposits with Banks	1.62%	2.88%	0.93%	2.39%	2.58%	(126	)bp	(96	)bp
Federal Funds Sold and Securities Purchased under Resale Agreements	1.49	1.36	1.52	1.85	2.19	13		(70)
Securities Borrowed	0.77	0.74	0.71	0.75	1.02	3		(25)
Trading Assets	4.35	4.19	4.27	4.65	4.64	16		(29)
Securities	4.21	4.49	4.69	4.62	4.64	(28)		(43)
Loans	4.69	4.74	4.83	5.12	5.32	(5)		(63)
Total Interest-Earning Assets	3.68	3.73	3.83	4.13	4.26	(5)		(58)

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.37	1.33	1.41	1.69	1.92	4		(55)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.24	1.16	1.29	1.41	1.54	8		(30)
Commercial Paper	0.96	0.98	1.00	1.22	1.30	(2)		(34)
Other Borrowings	4.57	4.91	5.12	5.39	4.99	(34)		(42)
Beneficial Interests Issued by Consolidated Variable Interest Entities	1.60	1.36	0.92	—	—	24		NM
Long-Term Debt	3.02	2.86	3.01	3.14	3.23	16		(21)
Total Interest-Bearing Liabilities	1.97	1.92	2.01	2.18	2.27	5		(30)

INTEREST RATE SPREAD	1.71%	1.81%	1.82%	1.95%	1.99%	(10)		(28)

NET INTEREST MARGIN	1.90%	2.00%	2.05%	2.16%	2.19%	(10)		(29)

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.22%	2.32%	2.36%	2.47%	2.49%	(10)		(27)

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management looks at results on an “operating basis”, which is a non-GAAP measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the Investment Bank, the operating basis includes the reclassification of net interest income related to trading activities to Trading Revenue. In the case of Chase Financial Services and Chase Cardmember Services, “operating” or “managed” basis excludes the impact of credit card securitizations. These adjustments do not change JPMorgan Chase’s reported net income.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
OPERATING REVENUE
Investment Banking Fees	$692	$846	$649	$779	$616	(18)%		12%
Trading-Related Revenue (Includes Trading NII)	2,296	1,272	1,278	2,025	1,981	81		16
Fees and Commissions	2,784	2,687	2,569	2,429	2,319	4		20
Private Equity Gains (Losses)	306	163	120	(29)	(221)	88		NM
Securities Gains	126	29	164	768	485	334		(74)
Mortgage Fees and Related Income	244	140	8	311	433	74		(44)
Other Revenue	87	225	174	21	88	(61)		(1)
Net Interest Income (Excludes Trading NII)	2,915	3,168	3,257	3,210	3,162	(8)		(8)

TOTAL OPERATING REVENUE	9,450	8,530	8,219	9,514	8,863	11		7

OPERATING EXPENSE
Compensation Expense (a)	3,370	2,577	2,713	3,231	3,174	31		6
Noncompensation Expense (a) (b)	2,689	2,643	2,382	2,601	2,367	2		14

TOTAL OPERATING EXPENSE	6,059	5,220	5,095	5,832	5,541	16		9
Operating Margin	3,391	3,310	3,124	3,682	3,322	2		2
Credit Costs	488	601	694	915	1,200	(19)		(59)

Operating Income before Income Tax Expense	2,903	2,709	2,430	2,767	2,122	7		37
Income Tax Expense	973	845	802	940	722	15		35

OPERATING EARNINGS	$1,930	$1,864	$1,628	$1,827	$1,400	4		38

SELECTED METRICS
Diluted Earnings per Share	$0.92	$0.89	$0.78	$0.89	$0.69	3		33
Return on Average Managed Assets (c) (d)	0.96%	0.91%	0.79%	0.92%	0.70%	5	bp	26	bp
Compensation Expense as a % of Operating Revenue	36	30	33	34	36	600		—
Noncompensation Expense as a % of Operating Revenue	28	31	29	27	27	(300)		100
Overhead Ratio	64	61	62	61	63	300		100

RECONCILIATION OF NET INCOME TO OPERATING EARNINGS
Net Income	$1,930	$1,864	$1,628	$1,827	$1,400	4%		38%
Special Items (Net of Taxes):
Merger and Restructuring Costs	—	—	—	—	—	NM		NM

Operating Earnings	$1,930	$1,864	$1,628	$1,827	$1,400	4		38

RECONCILIATION OF OPERATING EARNINGS TO SHAREHOLDER VALUE ADDED
Operating Earnings	$1,930	$1,864	$1,628	$1,827	$1,400	4		38
Less: Preferred Dividends	13	13	13	12	13	—		—

Earnings Applicable to Common Stock	1,917	1,851	1,615	1,815	1,387	4		38
Less: Cost of Capital (e)	1,367	1,337	1,304	1,279	1,239	2		10

Shareholder Value Added (f)	$550	$514	$311	$536	$148	7		272

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE MANAGED ASSETS
Average Assets	$771,318	$778,519	$782,426	$764,655	$778,238	(1)		(1)
Average Credit Card Securitizations	33,357	33,445	32,497	31,665	31,834	—		5

Average Managed Assets	$804,675	$811,964	$814,923	$796,320	$810,072	(1)		(1)

(a)	Includes severance and other related costs associated with expense containment programs.
(b)	Includes Occupancy Expense, Technology and Communications Expense, Other Expense and, in the second quarter of 2003, Surety Settlement and Litigation Reserve.
(c)	Represents operating earnings as a percentage of average managed assets.
(d)	Based on annualized amounts.
(e)
A 12% (after-tax) cost of capital, based on average allocated capital, is used by the Firm. To derive shareholder value added for the business segments, a 12% (after-tax) cost of capital is deducted from each business segment’s net income, except for JPMorgan Partners, which is charged a 15% (after-tax) cost of capital.

(f)
JPMorgan Chase uses shareholder value added (“SVA”) as its primary measure of profitability for the Firm and each of its business segments. To derive SVA, a non-GAAP financial measure, the Firm deducts the cost of capital from each business segment’s net income. SVA facilitates evaluation of the trade-off between the use of capital by each business unit versus its return to shareholders. The table above provides a reconciliation of consolidated operating earnings to SVA.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003	1Q 2003
REPORTED
Revenue
Investment Banking Fees	$692	$846	$649	$779	$616	(18)%	12%
Trading Revenue	1,720	754	829	1,546	1,298	128	33
Fees and Commissions	2,933	2,871	2,742	2,551	2,488	2	18
Private Equity Gains (Losses)	306	163	120	(29)	(221)	88	NM
Securities Gains	126	29	164	768	485	334	(74)
Mortgage Fees and Related Income	244	140	8	311	433	74	(44)
Other Revenue	126	254	188	45	92	(50)	37
Net Interest Income	2,830	3,011	3,048	3,063	3,215	(6)	(12)

Total Revenue	8,977	8,068	7,748	9,034	8,406	11	7

Noninterest Expense	6,059	5,220	5,095	5,832	5,541	16	9

Operating Margin	2,918	2,848	2,653	3,202	2,865	2	2
Provision for Credit Losses	15	139	223	435	743	(89)	(98)

Income before Income Tax Expense	2,903	2,709	2,430	2,767	2,122	7	37
Income Tax Expense	973	845	802	940	722	15	35

Net Income	$1,930	$1,864	$1,628	$1,827	$1,400	4	38

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$576	$518	$449	$479	$683	11	(16)
Fees and Commissions (c)	(149)	(184)	(173)	(122)	(169)	19	12
Other Revenue (c)	(39)	(29)	(14)	(24)	(4)	(34)	NM
Net Interest Income:
Trading-Related (b)	(576)	(518)	(449)	(479)	(683)	(11)	16
Credit Card Securitizations (c)	661	675	658	626	630	(2)	5

Total Net Interest Income	85	157	209	147	(53)	(46)	NM
Total Revenue	473	462	471	480	457	2	4

Noninterest Expense	—	—	—	—	—	NM	NM

Operating Margin	473	462	471	480	457	2	4
Securitized Credit Losses (c)	473	462	471	480	457	2	4

Income before Income Tax Expense	—	—	—	—	—	NM	NM
Income Tax Expense	—	—	—	—	—	NM	NM

Net Income	$—	$—	$—	$—	$—	NM	NM

OPERATING
Revenue
Investment Banking Fees	$692	$846	$649	$779	$616	(18)	12
Trading-Related Revenue (Including Trading NII)	2,296	1,272	1,278	2,025	1,981	81	16
Fees and Commissions	2,784	2,687	2,569	2,429	2,319	4	20
Private Equity Gains (Losses)	306	163	120	(29)	(221)	88	NM
Securities Gains	126	29	164	768	485	334	(74)
Mortgage Fees and Related Income	244	140	8	311	433	74	(44)
Other Revenue	87	225	174	21	88	(61)	(1)
Net Interest Income (Excluding Trading NII)	2,915	3,168	3,257	3,210	3,162	(8)	(8)

Total Operating Revenue	9,450	8,530	8,219	9,514	8,863	11	7

Noninterest Expense	6,059	5,220	5,095	5,832	5,541	16	9

Operating Margin	3,391	3,310	3,124	3,682	3,322	2	2
Credit Costs	488	601	694	915	1,200	(19)	(59)

Income before Income Tax Expense	2,903	2,709	2,430	2,767	2,122	7	37
Income Tax Expense	973	845	802	940	722	15	35

Operating Earnings	$1,930	$1,864	$1,628	$1,827	$1,400	4	38

(a)	Represents only those line items on the Consolidated Income Statement impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations.
(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 11 for further information.
(c)	The impact of credit card securitizations impacts Chase Cardmember Services. See page 19 for further information.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY — OPERATING BASIS (in millions, except ratio data)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
OPERATING REVENUE
Investment Bank	$3,979	$3,046	$3,160	$4,202	$4,010	31%		(1)%
Treasury & Securities Services	1,106	1,071	1,007	979	926	3		19
Investment Management & Private Banking	824	822	737	677	641	—		29
JPMorgan Partners	249	105	71	(79)	(287)	137		NM
Chase Financial Services	3,414	3,609	3,355	3,975	3,692	(5)		(8)
Support Units and Corporate	(122)	(123)	(111)	(240)	(119)	1		(3)

OPERATING REVENUE	$9,450	$8,530	$8,219	$9,514	$8,863	11		7

OPERATING EARNINGS
Investment Bank	$1,110	$862	$876	$1,037	$897	29		24
Treasury & Securities Services	119	144	140	111	112	(17)		6
Investment Management & Private Banking	115	100	80	58	27	15		326
JPMorgan Partners	115	23	5	(98)	(223)	400		NM
Chase Financial Services	427	559	432	852	648	(24)		(34)
Support Units and Corporate	44	176	95	(133)	(61)	(75)		NM

OPERATING EARNINGS	$1,930	$1,864	$1,628	$1,827	$1,400	4		38

AVERAGE ALLOCATED CAPITAL
Investment Bank	$15,973	$16,966	$18,937	$20,130	$20,871	(6)		(23)
Treasury & Securities Services	3,196	2,734	2,616	2,779	2,773	17		15
Investment Management & Private Banking	5,468	5,466	5,537	5,533	5,483	—		—
JPMorgan Partners	4,899	5,541	5,721	5,916	5,985	(12)		(18)
Chase Financial Services	9,472	8,972	8,948	8,687	8,489	6		12

TOTAL CAPITAL ALLOCATED TO BUSINESS SEGMENTS	39,008	39,679	41,759	43,045	43,601	(2)		(11)
Support Units and Corporate	6,810	4,498	1,372	(286)	(1,743)	51		NM

TOTAL AVERAGE ALLOCATED CAPITAL	$45,818	$44,177	$43,131	$42,759	$41,858	4		9

RETURN ON AVERAGE ALLOCATED CAPITAL
Investment Bank	28%	20%	18%	21%	17%	800	bp	1,100	bp
Treasury & Securities Services	15	21	21	16	16	(600)		(100)
Investment Management & Private Banking	8	7	6	4	2	100		600
Chase Financial Services	18	25	19	39	31	(700)		(1,300)
RETURN ON AVERAGE COMMON EQUITY	17	17	15	17	13	—		400

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII): (a)
Equities	$333	$94	$95	$160	$199	254%		67%
Fixed Income and Other	1,937	1,113	1,160	1,868	1,732	74		12

	2,270	1,207	1,255	2,028	1,931	88		18

Investment Banking Fees	682	834	636	765	620	(18)		10
Net Interest Income	374	463	538	586	690	(19)		(46)
Fees and Commissions	485	437	425	401	378	11		28
Securities Gains	129	13	225	444	383	NM		(66)
All Other Revenue	39	92	81	(22)	8	(58)		388

TOTAL OPERATING REVENUE	3,979	3,046	3,160	4,202	4,010	31		(1)

EXPENSE:
Compensation Expense	1,401	827	970	1,384	1,312	69		7
Noncompensation Expense	943	944	860	956	871	—		8

Operating Expense (Excl. Severance and Related Costs)	2,344	1,771	1,830	2,340	2,183	32		7
Severance and Related Costs	18	67	26	149	105	(73)		(83)

TOTAL OPERATING EXPENSE	2,362	1,838	1,856	2,489	2,288	29		3

Operating Margin	1,617	1,208	1,304	1,713	1,722	34		(6)
Credit Costs	(188)	(241)	(181)	(5)	245	22		NM
Corporate Credit Allocation	2	(5)	(10)	(9)	(12)	NM		NM

Operating Income Before Income Tax Expense	1,807	1,444	1,475	1,709	1,465	25		23
Income Tax Expense	697	582	599	672	568	20		23

OPERATING EARNINGS	$1,110	$862	$876	$1,037	$897	29		24

Average Allocated Capital	$15,973	$16,966	$18,937	$20,130	$20,871	(6)		(23)
Average Assets	513,983	511,342	512,025	495,222	525,773	1		(2)
Return on Average Allocated Capital	28%	20%	18%	21%	17%	800	bp	1,100	bp
Overhead Ratio	59	60	59	59	57	(100)		200
Overhead Ratio Excl. Severance and Related Costs	59	58	58	56	54	100		500
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	35	27	31	33	33	800		200

FULL-TIME EQUIVALENT EMPLOYEES	14,810	14,567	14,289	14,261	14,398	2%		3%

Shareholder Value Added:
Operating Earnings	$1,110	$862	$876	$1,037	$897	29		24
Less: Preferred Dividends	5	5	5	5	6	—		(17)

Earnings Applicable to Common Stock	1,105	857	871	1,032	891	29		24
Less: Cost of Capital	477	513	573	603	618	(7)		(23)

Total Shareholder Value Added	$628	$344	$298	$429	$273	83		130

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded within Net interest income. However, in assessing the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $576 million, $513 million, $451 million, $484 million and $683 million during the quarters ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003	1Q 2003
BUSINESS REVENUE:
INVESTMENT BANKING FEES
Underwriting:
Equity Underwriting	$177	$254	$173	$163	$107	(30)%	65%
Debt Underwriting	358	423	302	440	353	(15)	1

Total Underwriting	535	677	475	603	460	(21)	16
Advisory	147	157	161	162	160	(6)	(8)

TOTAL INVESTMENT BANKING FEES	682	834	636	765	620	(18)	10

CAPITAL MARKETS & LENDING
Fixed Income	2,065	1,368	1,432	2,155	1,966	51	5
Equities	673	341	339	388	431	97	56
Credit Portfolio	347	360	389	274	394	(4)	(12)

TOTAL CAPITAL MARKETS & LENDING	3,085	2,069	2,160	2,817	2,791	49	11

TOTAL REVENUE (EXCLUDING GLOBAL TREASURY)	3,767	2,903	2,796	3,582	3,411	30	10
Global Treasury	212	143	364	620	599	48	(65)

TOTAL REVENUE	$3,979	$3,046	$3,160	$4,202	$4,010	31	(1)

MEMO:
GLOBAL TREASURY
Total Revenue	$212	$143	$364	$620	$599	48	(65)
Total-Return Adjustments	(229)	79	127	(183)	(64)	NM	(258)

Total-Return Revenue (a)	$(17)	$222	$491	$437	$535	NM	NM

MARKET SHARE / RANKINGS: (b)						Full Year 2003
Global Syndicated Loans	14% / #1	16% / #1	14% / #1	23% / #1	14% / #1	17% / #1
Global Investment-Grade Bonds	8% / #2	8% / #2	9% / #2	8% / #2	8% / #2	8% / #2
Global Equity and Equity-Related	5% / #8	6% / #8	9% / #4	9% / #4	10% / #3	8% / #4
U.S. Equity and Equity-Related	6% / #7	10% / #4	7% / #6	12% / #4	16% / #1	11% / #4
Global Announced M&A (c)	34% / #3	11% / #9	17% / #3	14% / #6	22% / #2	15% / #5

(a)
Total-return revenue (“TRR”), a non-GAAP financial measure, represents revenue plus the change in unrealized gains or losses on investment securities and hedges (included in Other comprehensive income) and internally transfer-priced assets and liabilities. TRR is a supplemental performance measure used by management to analyze performance of Global Treasury on an economic basis. Under the TRR measure all positions are reflected on a mark-to-market basis, thereby reflecting the true economic value of positions in the portfolio. This measure removes the timing differences that result from applying the various GAAP accounting policies.

(b)
Derived from Thomson Financial Securities Data, which reflects subsequent updates to prior-period information. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

(c)	First quarter 2004 reflects the announced merger between JPMorgan Chase and Bank One Corporation. Excluding this transaction, the market share would have been 25%, and the ranking would have been #4.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$745	$676	$654	$632	$598	10%		25%
Net Interest Income	313	304	311	307	290	3		8
All Other Revenue	48	91	42	40	38	(47)		26

TOTAL OPERATING REVENUE	1,106	1,071	1,007	979	926	3		19

EXPENSE:
Compensation Expense	343	320	309	309	312	7		10
Noncompensation Expense	571	503	481	483	449	14		27

Operating Expense (Excl. Severance and Related Costs)	914	823	790	792	761	11		20
Severance and Related Costs	7	23	10	24	4	(70)		75

TOTAL OPERATING EXPENSE	921	846	800	816	765	9		20

Operating Margin	185	225	207	163	161	(18)		15
Credit Costs	1	—	(1)	1	1	NM		—
Corporate Credit Allocation	(2)	5	10	9	12	NM		NM

Operating Income Before Income Tax Expense	182	230	218	171	172	(21)		6
Income Tax Expense	63	86	78	60	60	(27)		5

OPERATING EARNINGS	$119	$144	$140	$111	$112	(17)		6

Average Allocated Capital	$3,196	$2,734	$2,616	$2,779	$2,773	17		15
Average Assets	19,757	20,525	18,037	19,334	17,508	(4)		13
Return on Average Allocated Capital	15%	21%	21%	16%	16%	(600	)bp	(100	)bp
Overhead Ratio	83	79	79	83	83	400		—
Assets under Custody (in billions)	$8,001	$7,597	$6,926	$6,777	$6,269	5%		28%

FULL-TIME EQUIVALENT EMPLOYEES	14,738	14,518	14,174	14,261	14,201	2		4

Shareholder Value Added:
Operating Earnings	$119	$144	$140	$111	$112	(17)		6
Less: Preferred Dividends	1	1	1	—	1	—		—

Earnings Applicable to Common Stock	118	143	139	111	111	(17)		6
Less: Cost of Capital	96	82	79	84	82	17		17

Total Shareholder Value Added	$22	$61	$60	$27	$29	(64)		(24)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$535	$485	$497	$468	$474	10		13
Investor Services	399	381	370	360	341	5		17
Institutional Trust Services	258	252	233	239	199	2		30
Other	(86)	(47)	(93)	(88)	(88)	(83)		2

Total Treasury & Securities Services	$1,106	$1,071	$1,007	$979	$926	3		19

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over(Under)
	2004	2003	2003	2003	2003	4Q2003		1Q2003
OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$657	$617	$572	$508	$510	6%		29%
Net Interest Income	117	118	116	116	116	(1)		1
All Other Revenue	50	87	49	53	15	(43)		233

TOTAL OPERATING REVENUE	824	822	737	677	641	—		29

EXPENSE:
Compensation Expense	322	307	315	294	287	5		12
Noncompensation Expense	314	328	306	295	299	(4)		5

TOTAL OPERATING EXPENSE	636	635	621	589	586	—		9

Operating Margin	188	187	116	88	55	1		242
Credit Costs	10	36	(7)	—	6	(72)		67

Operating Income Before Income Tax Expense	178	151	123	88	49	18		263
Income Tax Expense	63	51	43	30	22	24		186

OPERATING EARNINGS	$115	$100	$80	$58	$27	15		326

Average Tangible Allocated Capital	$1,316	$1,318	$1,389	$1,385	$1,338	—		(2)
Average Goodwill Capital	4,152	4,148	4,148	4,148	4,145	—		—
Average Allocated Capital	5,468	5,466	5,537	5,533	5,483	—		—
Average Assets	35,259	34,108	33,255	33,987	33,634	3		5
Return on Tangible Allocated Capital (a)	36%	30%	23%	17%	8%	600	bp	2,800	bp
Return on Average Allocated Capital	8	7	6	4	2	100		600
Overhead Ratio	77	77	84	87	91	—		(1,400)

FULL-TIME EQUIVALENT EMPLOYEES	7,922	7,853	7,831	8,010	7,647	1%		4%

Shareholder Value Added:
Operating Earnings	$115	$100	$80	$58	$27	15		326
Less: Preferred Dividends	2	2	2	2	2	—		—

Earnings Applicable to Common Stock	113	98	78	56	25	15		352
Less: Cost of Tangible Allocated Capital	36	37	39	39	37	(3)		(3)

Tangible Shareholder Value Added (a)	77	61	39	17	(12)	26		NM
Less: Cost of Goodwill Capital	127	129	128	126	125	(2)		2

Shareholder Value Added	$(50)	$(68)	$(89)	$(109)	$(137)	26		64

(a)
The Firm uses return on tangible allocated capital and tangible shareholder value added, non-GAAP financial measures, as two of several measures to evaluate the economics of the IMPB business segment. Return on tangible allocated capital and tangible shareholder value added measure return on an economic capital basis (that is, on a basis that takes into account the operational, business, credit and other risks to which this business is exposed, including the level of assets) but excludes the capital allocated for goodwill. The Firm utilizes these measures to facilitate operating comparisons to other competitors.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING ASSETS UNDER SUPERVISION (in billions)

						1QTR2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over(Under)
	2004(a)	2003	2003	2003	2003	4Q2003	1Q2003
Asset Class:
Liquidity	$164	$160	$149	$140	$144	3%	14%
Fixed Income	144	144	146	150	144	—	—
Equities and Other	276	255	232	222	207	8	33

Assets under Management	584	559	527	512	495	4	18
Custody / Brokerage / Administration / Deposits	213	199	193	182	127	7	68

Total Assets under Supervision	$797	$758	$720	$694	$622	5	28

Client Segment:
Retail
Assets under Management	$112	$101	$88	$84	$72	11	56
Custody / Brokerage / Administration / Deposits	78	71	66	61	17	10	359

Assets under Supervision	190	172	154	145	89	10	113
Private Bank
Assets under Management	141	138	132	130	125	2	13
Custody / Brokerage / Administration / Deposits	135	128	127	121	110	5	23

Assets under Supervision	276	266	259	251	235	4	17
Institutional
Assets under Management	331	320	307	298	298	3	11

Total Assets under Supervision	$797	$758	$720	$694	$622	5	28

Geographic Region:
Americas
Assets under Management	$370	$360	$348	$348	$350	3	6
Custody / Brokerage / Administration / Deposits	183	170	165	155	99	8	85

Assets under Supervision	553	530	513	503	449	4	23
Europe, Middle East & Africa and Asia/Pacific
Assets under Management	214	199	179	164	145	8	48
Custody / Brokerage / Administration / Deposits	30	29	28	27	28	3	7

Assets under Supervision	244	228	207	191	173	7	41

Total Assets under Supervision	$797	$758	$720	$694	$622	5	28

(a)	Estimated

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except employees)

						1QTR2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over(Under)
	2004	2003	2003	2003	2003	4Q2003	1Q2003
OPERATING INCOME STATEMENT
REVENUE:
Direct Investments:
Realized Gains	$302	$202	$134	$153	$46	50%	NM
Write-ups / (Write-downs / Write-offs)	(23)	(52)	1	(177)	(176)	56	87%
Mark-to-Market Gains (Losses) (a)	25	48	26	147	(6)	(48)	NM

Total Direct Investments	304	198	161	123	(136)	54	NM
Private Third-Party Fund Investments	(8)	(39)	(41)	(145)	(94)	79	91

Total Private Equity Gains (Losses) (b)	296	159	120	(22)	(230)	86	NM
Net Interest Income (Loss)	(59)	(65)	(61)	(67)	(71)	9	17
Fees and Other Revenue	12	11	12	10	14	9	(14)

TOTAL OPERATING REVENUE	249	105	71	(79)	(287)	137	NM

EXPENSE:
Compensation Expense	38	33	32	35	34	15	12
Noncompensation Expense	32	38	33	40	29	(16)	10

TOTAL OPERATING EXPENSE	70	71	65	75	63	(1)	11

Operating Income (Loss) Before Income Tax Expense	179	34	6	(154)	(350)	426	NM
Income Tax Expense (Benefit)	64	11	1	(56)	(127)	482	NM

OPERATING EARNINGS (LOSS)	$115	$23	$5	$(98)	$(223)	400	NM

Average Allocated Capital	$4,899	$5,541	$5,721	$5,916	$5,985	(12)	(18)
Average Assets	7,780	8,199	8,653	9,008	9,428	(5)	(17)

FULL-TIME EQUIVALENT EMPLOYEES	302	316	325	329	342	(4)	(12)

Shareholder Value Added:
Operating Earnings (Loss)	$115	$23	$5	$(98)	$(223)	400	NM
Less: Preferred Dividends	2	2	2	2	2	—	—

Earnings (Loss) Applicable to Common Stock	113	21	3	(100)	(225)	438	NM
Less: Cost of Capital	182	210	216	220	221	(13)	(18)

Total Shareholder Value Added	$(69)	$(189)	$(213)	$(320)	$(446)	63	85

(a)	Includes mark-to-market gains (losses) and reversals of mark-to-market gains (losses) due to public securities sales.
(b)	Includes the impact of portfolio hedging activities.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions, except ratios)

						Mar 31, 2004
						Over (Under)
	Mar31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31		Mar 31
	2004	2003	2003	2003	2003	2003		2003
PORTFOLIO INFORMATION

Public Securities (46 companies)(a)
Carrying Value	$697	$643	$705	$591	$478	8%		46%
Cost	520	451	560	531	624	15		(17)
Quoted Public Value	1,107	994	1,083	868	685	11		62

Private Direct Securities (791 companies)(a)
Carrying Value	5,177	5,508	5,686	5,766	5,912	(6)		(12)
Cost	6,562	6,960	7,188	7,351	7,439	(6)		(12)

Private Third-Party Fund Investments (234 funds)(a)(b)
Carrying Value	961	1,099	1,406	1,544	1,780	(13)		(46)
Cost	1,512	1,736	2,020	2,121	2,360	(13)		(36)

Total Investment Portfolio — Carrying Value	$6,835	$7,250	$7,797	$7,901	$8,170	(6)		(16)

Total Investment Portfolio — Cost	$8,594	$9,147	$9,768	$10,003	$10,423	(6)		(18)

% of Portfolio to the Firm’s Common Equity	15%	16%	18%	18%	19%	(100	)bp	(400	)bp

% of Portfolio to the Firm’s Common Equity — Adjusted (c)	14%	15%	17%	18%	20%	(100)		(600)

(a)	Represents the number of companies and funds at March 31, 2004.
(b)	Unfunded commitments to private third-party equity funds were $1.2 billion at March 31, 2004.
(c)
For purposes of calculating this ratio, the JPMP carrying value excludes the post-December 31, 2002 impact of public mark-to-market valuation adjustments, and the Firm’s common equity excludes SFAS 115 equity balances. These adjustments are made to track, on a consistent basis, JPMP’s progress in reducing the carrying values of the portfolio to a level that does not exceed 10% of the Firm’s common equity.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over(Under)
	2004	2003	2003	2003	2003	4Q2003		1Q2003
OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,245	$2,447	$2,470	$2,402	$2,300	(8)%		(2)%
Fees and Commissions	876	948	897	893	825	(8)		6
Securities Gains (Losses)	—	18	(62)	324	102	NM		NM
Mortgage Fees and Related Income	241	137	8	310	432	76		(44)
All Other Revenue	52	59	42	46	33	(12)		58

TOTAL OPERATING REVENUE	3,414	3,609	3,355	3,975	3,692	(5)		(8)

EXPENSE:
Compensation Expense	766	698	691	756	720	10		6
Noncompensation Expense	1,170	1,114	1,076	1,055	1,064	5		10

Operating Expense (Excl. Severance and Related Costs)	1,936	1,812	1,767	1,811	1,784	7		9
Severance and Related Costs	63	53	26	1	14	19		350

TOTAL OPERATING EXPENSE	1,999	1,865	1,793	1,812	1,798	7		11

Operating Margin	1,415	1,744	1,562	2,163	1,894	(19)		(25)
Credit Costs	748	855	883	817	877	(13)		(15)

Operating Income Before Income Tax Expense	667	889	679	1,346	1,017	(25)		(34)
Income Tax Expense	240	330	247	494	369	(27)		(35)

OPERATING EARNINGS	$427	$559	$432	$852	$648	(24)		(34)

Average Allocated Capital	$9,472	$8,972	$8,948	$8,687	$8,489	6		12
Return on Average Allocated Capital	18%	25%	19%	39%	31%	(700	)bp	(1,300	)bp
Overhead Ratio	59	52	53	46	49	700		1,000

FULL-TIME EQUIVALENT EMPLOYEES	45,306	46,111	46,184	45,221	44,264	(2)%		2%

Shareholder Value Added:
Operating Earnings	$427	$559	$432	$852	$648	(24)		(34)
Less: Preferred Dividends	3	3	3	2	3	—		—

Earnings Applicable to Common Stock	424	556	429	850	645	(24)		(34)
Less: Cost of Capital	283	271	271	260	251	4		13

Total Shareholder Value Added	$141	$285	$158	$590	$394	(51)		(64)

RECONCILIATION OF AVERAGE LOANS TO AVERAGE MANAGED LOANS
Average Loans	$153,416	$158,923	$160,324	$151,861	$142,209	(3)		8
Average Credit Card Securitizations	33,357	33,445	32,497	31,665	31,834	—		5

Average Managed Loans	$186,773	$192,368	$192,821	$183,526	$174,043	(3)		7

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE MANAGED ASSETS
Average Assets	$174,218	$184,215	$190,927	$185,673	$170,570	(5)		2
Average Credit Card Securitizations	33,357	33,445	32,497	31,665	31,834	—		5

Average Managed Assets	$207,575	$217,660	$223,424	$217,338	$202,404	(5)		3

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS FINANCIAL HIGHLIGHTS (in millions)

						1QTR2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over(Under)
	2004	2003	2003	2003	2003	4Q2003	1Q2003
CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue:
Operating Revenue (Excl. MSR Hedging Revenue) (a)	$820	$950	$688	$1,100	$1,062	(14)%	(23)%
MSR Hedging Revenue (a)	(7)	(83)	(6)	233	86	92	NM

Total	$813	$867	$682	$1,333	$1,148	(6)	(29)
Operating Expense	478	484	445	400	382	(1)	25
Operating Earnings	221	237	117	561	424	(7)	(48)
CHASE CARDMEMBER SERVICES – REPORTED:
Revenue	$1,089	$1,158	$1,099	$1,031	$1,004	(6)	8
Expense	605	561	557	543	539	8	12
Provision for Credit Losses	233	330	234	232	238	(29)	(2)
Net Income	162	172	198	165	146	(6)	11
CHASE CARDMEMBER SERVICES – OPERATING: (b)
Revenue	$1,562	$1,620	$1,570	$1,511	$1,461	(4)	7
Expense	605	561	557	543	539	8	12
Credit Costs	706	792	705	712	695	(11)	2
Earnings	162	172	198	165	146	(6)	11
CHASE AUTO FINANCE:
Operating Revenue	$166	$207	$216	$221	$198	(20)	(16)
Operating Expense	81	77	74	73	68	5	19
Operating Earnings	30	53	49	66	37	(43)	(19)
CHASE REGIONAL BANKING:
Operating Revenue	$635	$653	$636	$657	$630	(3)	1
Operating Expense	635	645	580	585	576	(2)	10
Operating Earnings (Loss)	(15)	(5)	12	35	27	(200)	NM
CHASE MIDDLE MARKET:
Operating Revenue	$343	$359	$362	$354	$362	(4)	(5)
Operating Expense	219	211	229	222	216	4	1
Operating Earnings	80	92	66	78	87	(13)	(8)

(a)	MSR represents Mortgage Servicing Rights.
(b)	See page 9 for a reconciliation of JPMorgan Chase’s results on a reported basis to the operating basis.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
Chase Home Finance
Origination Volume by Channel: Retail, Wholesale and Correspondent	$30	$37	$68	$55	$41	(19)%		(27)%
Correspondent Negotiated Transactions	8	14	25	23	21	(43)		(62)
Origination Volume by Product: First Mortgage	31	44	86	72	58	(30)		(47)
Home Equity	7	7	7	6	4	—		75
Loans Serviced (EOP)	475	470	455	437	432	1		10
End-of-Period Outstandings	75.0	73.7	85.8	74.5	67.3	2		11
Total Average Loans Owned	72.1	79.4	80.6	71.2	64.4	(9)		12
Number of Customers (in millions)	4.1	4.1	4.0	3.9	4.0	—		2
MSR Carrying Value	4.2	4.8	4.0	3.0	3.2	(13)		31
30+ Day Delinquency Rate	1.32%	1.81%	2.05%	2.23%	2.31%	(49	) bp	(99	) bp
Net Charge-Off Ratio	0.16	0.19	0.15	0.18	0.20	(3)		(4)
Overhead Ratio	59	56	65	30	33	300		2,600

Chase Cardmember Services – Reported Basis
Average Outstandings	$17.2	$16.6	$17.3	$18.1	$19.0	4%		(9)%
30+ Day Delinquency Rate	3.18%	3.34%	3.33%	3.20%	3.41%	(16	) bp	(23	) bp
Net Charge-Off Ratio	6.33	6.68	6.28	6.25	6.17	(35)		16
Overhead Ratio	56	48	51	53	54	800		200

Chase Cardmember Services – Managed Basis
End-of-Period Outstandings	$51.0	$52.3	$50.9	$51.0	$50.6	(2)%		1%
Average Outstandings	51.6	51.1	50.9	50.7	50.9	1		1
Total Volume (a)	22.0	23.9	22.9	22.2	20.7	(8)		6
New Accounts (in millions)	1.0	1.0	1.1	1.0	1.1	—		(9)
Active Accounts (in millions)	16.5	16.5	16.3	16.4	16.5	—		—
Total Accounts (in millions)	30.8	30.8	30.6	30.3	29.8	—		3
Credit Cards Issued	35.4	35.3	34.8	34.3	33.9	—		4
30+ Day Delinquency Rate	4.43%	4.68%	4.62%	4.40%	4.59%	(25	) bp	(16	) bp
Net Charge-Off Ratio	5.80	5.76	5.83	6.02	5.95	4		(15)
Overhead Ratio	39	35	35	36	37	400		200

Chase Auto Finance
Loan and Lease Receivables	$44.0	$43.2	$42.8	$41.7	$41.1	2%		7%
Average Loan and Lease Receivables	44.3	43.5	42.1	41.7	39.6	2		12
Automobile Origination Volume (b)	6.8	5.5	7.0	7.9	7.4	24		(8)
Automobile Market Share (Year-to-Date)	6.1%	6.1%	6.6%	6.8%	6.7%	—	bp	(60	) bp
30+ Day Delinquency Rate	1.10	1.46	1.16	1.14	1.27	(36)		(17)
Net Charge-Off Ratio	0.36	0.39	0.41	0.37	0.48	(3)		(12)
Overhead Ratio	49	37	34	33	34	1,200		1,500

Chase Regional Banking
Total Average Deposits	$79.9	$77.1	$76.0	$74.5	$72.6	4%		10%
Total Client Assets (c)	118.4 (d)	111.1	109.5	108.1	105.3	7		12
Number of Branches	532	529	528	527	527	1		1
Number of ATMs	1,718	1,730	1,740	1,735	1,870	(1)		(8)
Overhead Ratio	100%	99%	91%	89%	91%	100	bp	900	bp

Chase Middle Market
Total Average Loans	$13.8	$13.5	$14.3	$14.3	$14.4	2%		(4)%
Total Average Deposits	31.6	28.9	29.1	27.2	28.4	9		11
Nonperforming Average Loans as a % of Total Average Loans	0.91%	1.00%	1.12%	1.24%	1.41%	(9	) bp	(50	) bp
Net Charge-Off Ratio	(0.03)	0.16	0.61	0.40	0.75	(19)		(78)
Overhead Ratio	64	59	63	63	60	500		400

(a)	Sum of total customer purchases, cash advances and balance transfers.
(b)	Excludes amounts related to Chase Education Finance.
(c)	Deposits, money market funds and/or investment assets (including annuities).
(d)	Estimated

CREDIT-RELATED INFORMATION

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

								March 31, 2004
								Over (Under)
	Mar 31	Dec 31		Sep 30		Jun 30	Mar 31	Dec 31	Mar 31
	2004	2003		2003		2003	2003	2003	2003
CREDIT EXPOSURE
Commercial Loans:
Loans — U.S. (a)	$47,273	$52,024		$58,082		$55,693	$54,156	(9)%	(13)%
Loans — Non-U.S.	31,942	31,073		30,326		35,363	34,290	3	(7)

Total Commercial Loans — Reported	79,215	83,097		88,408		91,056	88,446	(5)	(10)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	54,284	54,460		68,873		57,593	51,711	—	5
Home Equity	21,617	19,252		16,981		17,327	15,363	12	41

1-4 Family Residential Mortgages	75,901	73,712		85,854		74,920	67,074	3	13
Credit Card — Reported	15,975	16,793		16,015		16,578	17,509	(5)	(9)
Automobile Financings	39,118	38,695		38,867		38,151	36,865	1	6
Other Consumer	7,421	7,221		7,057		6,689	7,577	3	(2)

Total Consumer Loans — Reported	138,415	136,421		147,793		136,338	129,025	1	7
Total Loans — Reported	217,630	219,518		236,201		227,394	217,471	(1)	—
Credit Card Securitizations	34,478	34,856		34,315		33,789	32,377	(1)	6

Total Loans — Managed	252,108	254,374		270,516		261,183	249,848	(1)	1
Derivative Receivables	58,434	83,751		83,787		93,602	86,649	(30)	(33)
Other Receivables	108	108		108		108	108	—	—
Commercial Lending-Related Commitments (b)	218,287	215,758	(f)	209,042	(g)	229,119	230,698	1	(5)

TOTAL (c)	$528,937	$553,991		$563,453		$584,012	$567,303	(5)	(7)

Memo: Total by Category
Total Commercial Exposure (d)	$356,044	$382,714		$381,345		$413,885	$405,901	(7)	(12)
Total Consumer Managed Loans (c) (e)	172,893	171,277		182,108		170,127	161,402	1	7

Total	$528,937	$553,991		$563,453		$584,012	$567,303	(5)	(7)

(a)
Includes $1.3 billion, $5.8 billion and $10.9 billion at March 31, 2004, December 31, 2003 and September 30, 2003, respectively, of exposure related to consolidated variable interest entities in accordance with FIN 46, of which $4.8 billion at December 31, 2003 and $10.4 billion at September 30, 2003, is associated with multi-seller asset-backed commercial paper conduits. None of this exposure at March 31, 2004 is associated with multi-seller asset-backed commercial paper conduits.

(b)	Includes unused advised lines of credit of $20 billion at March 31, 2004.
(c)	Excludes consumer lending-related commitments.
(d)	Represents Total Commercial Loans, Derivative Receivables, Other Receivables and Commercial Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations.
(f)
Total commitments related to asset-backed commercial paper conduits consolidated in accordance with FIN 46 are $9.8 billion at December 31, 2003, of which $3.5 billion is included in Lending-Related Commitments. The remaining $6.3 billion of commitments to these variable interest entities were excluded as their underlying assets are reported as follows: $4.8 billion in Loans-U.S., and $1.5 billion in Available-for-Sale Securities.

(g)
Total commitments related to asset-backed commercial paper conduits consolidated in accordance with FIN 46 are $18.7 billion at September 30, 2003, of which $6.8 billion is included in Lending-Related Commitments. The remaining $11.9 billion of commitments to these variable interest entities were excluded as their underlying assets are reported as follows: $10.4 billion in Loans-U.S., and $1.5 billion in Available-for-Sale Securities.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

											Mar 31, 2004
											Over (Under)
	Mar 31		Dec 31		Sep 30		Jun 30		Mar 31		Dec 31	Mar 31
	2004		2003		2003		2003		2003		2003	2003
COMMERCIAL CREDIT EXPOSURE
Total Commercial Loans	$79,215		$83,097		$88,408		$91,056		$88,446		(5)%	(10)%
Derivative Receivables	58,434		83,751		83,787		93,602		86,649		(30)	(33)
Other Receivables	108		108		108		108		108		—	—
Commercial Lending-Related Commitments	218,287		215,758		209,042		229,119		230,698		1	(5)

Credit Exposure (a)	$356,044	100%	$382,714	100%	$381,345	100%	$413,885	100%	$405,901	100%	(7)	(12)

Risk Profile of Credit Exposure:
Investment-Grade	$293,458	82% (c)	$316,053	83% (c)	$316,523	83% (c)	$345,330	83%	$332,601	82%	(7)	(12)
Noninvestment-Grade:
Noncriticized	54,868	15%	57,782	15%	53,457	14%	55,711	14%	58,731	14%	(5)	(7)
Criticized Performing	5,224	2%	6,457	1%	8,240	2%	9,479	2%	10,865	3%	(19)	(52)
Criticized Nonperforming	2,163	1%	2,400	1%	3,104	1%	3,364	1%	3,703	1%	(10)	(42)
Purchased Held for Sale Commercial Loans (b)	331	0%	22	0%	21	0%	1	0%	1	0%	NM	NM

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s: Investment-Grade: AAA / Aaa to BBB- / Baa3

Noninvestment-Grade Noncriticized: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below

(a)
Credit exposure is net of risk participations, and effective January 1, 2004, the Firm elected to net cash paid and received under credit support annexes to legally enforceable master netting agreements. Credit exposure does not reflect the benefit of credit derivative hedges or, prior to January 1, 2004, liquid collateral held against derivatives contracts.

(b)	Represents distressed commercial loans purchased as part of the IB’s proprietary investing activities.
(c)
Investment-Grade includes $1.3 billion, $5.8 billion and $10.9 billion at March 31, 2004, December 31, 2003 and September 30, 2003, respectively, of loan exposure related to consolidated variable interest entities in accordance with FIN 46.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						Mar 31, 2004
						Over (Under)
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2004	2003	2003	2003	2003	2003	2003
NONPERFORMING ASSETS AND RATIOS
Commercial Loans:
Loans — U.S.	$976	$1,092	$1,465	$1,827	$2,061	(11)%	(53)%
Loans — Non-U.S.	839	947	1,271	1,153	1,257	(11)	(33)

TOTAL COMMERCIAL LOANS (EXCLUDING PURCHASED HFS LOANS)	1,815	2,039	2,736	2,980	3,318	(11)	(45)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	285	291	293	275	270	(2)	6
Home Equity	59	58	57	55	58	2	2

1-4 Family Residential Mortgages	344	349	350	330	328	(1)	5
Credit Card — Reported	10	11	13	13	14	(9)	(29)
Automobile Financings	107	119	113	111	112	(10)	(4)
Other Consumer	58	66	70	66	66	(12)	(12)

TOTAL CONSUMER LOANS	519	545	546	520	520	(5)	—
TOTAL LOANS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS)	2,334	2,584	3,282	3,500	3,838	(10)	(39)
Derivative Receivables	240	253	260	276	277	(5)	(13)
Other Receivables	108	108	108	108	108	—	—
Assets Acquired in Loan Satisfactions	200	216	203	227	225	(7)	(11)

TOTAL NONPERFORMING ASSETS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS)	$2,882	$3,161	$3,853	$4,111	$4,448	(9)	(35)

PURCHASED HELD FOR SALE COMMERCIAL LOANS (a)	$331	$22	$21	$1	$1	NM	NM

TOTAL NONPERFORMING ASSETS (EXCLUDING PURCHASED HFS COMMERCIAL LOANS) TO TOTAL ASSETS	0.36%	0.41%	0.49%	0.51%	0.59%	(5) bp	(23)	bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
Commercial Loans:
Loans — U.S.	$56	$41	$35	$35	$37	37%	51%
Loans — Non-U.S.	26	5	2	—	2	420	NM

TOTAL COMMERCIAL LOANS — REPORTED	82	46	37	35	39	78	110
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	—	—	—	—	—	NM	NM
Home Equity	—	—	—	—	—	NM	NM

1-4 Family Residential Mortgages	—	—	—	—	—	NM	NM
Credit Card — Reported	230	248	229	229	269	(7)	(14)
Automobile Financings	—	—	—	—	—	NM	NM
Other Consumer	19	21	21	21	22	(10)	(14)

TOTAL CONSUMER LOANS — REPORTED	249	269	250	250	291	(7)	(14)
TOTAL LOANS — REPORTED	331	315	287	285	330	5	—
Credit Card Securitizations	854	879	814	792	808	(3)	6

TOTAL LOANS — MANAGED	1,185	1,194	1,101	1,077	1,138	(1)	4
Derivative Receivables	—	—	—	—	—	NM	NM

TOTAL CREDIT PORTFOLIO	$1,185	$1,194	$1,101	$1,077	$1,138	(1)	4

(a)	Represents distressed commercial loans purchased as part of the IB’s proprietary investing activities.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except rates)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
NET CHARGE-OFFS
Commercial Loans:
Loans — U.S.	$11	$1	$194	$185	$118	NM		(91)%
Loans — Non-U.S.	91	7	65	72	174	NM		(48)

Total Commercial Loans — Reported	102	8	259	257	292	NM		(65)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	2	9	4	5	5	(78)%		(60)
Home Equity	3	1	1	6	2	200		50

1-4 Family Residential Mortgages	5	10	5	11	7	(50)		(29)
Credit Card — Reported	257	266	263	268	275	(3)		(7)
Automobile Financings	40	43	43	39	46	(7)		(13)
Other Consumer	40	47	44	39	50	(15)		(20)

Total Consumer Loans — Reported	342	366	355	357	378	(7)		(10)
Total Loans — Reported	444	374	614	614	670	19		(34)
Credit Card Securitizations	473	462	471	480	457	2		4

Total Loans — Managed	917	836	1,085	1,094	1,127	10		(19)
Commercial Lending-Related Commitments	—	—	—	—	—	NM		NM

TOTAL CREDIT PORTFOLIO	$917	$836	$1,085	$1,094	$1,127	10		(19)

NET CHARGE-OFF RATES — ANNUALIZED
Commercial Loans:
Loans — U.S. (a)	0.09%	0.01%	1.21%	1.40%	0.86%	8	bp	(77)	bp
Loans — Non-U.S.	1.18	0.09	0.84	0.88	2.07	109		(89)
Total Commercial Loans — Reported (a)	0.50	0.04	1.09	1.20	1.32	46		(82)
Consumer Loans:
1-4 Family Residential Mortgages — First Liens	0.02	0.06	0.02	0.04	0.04	(4)		(2)
Home Equity	0.06	0.02	0.02	0.15	0.05	4		1
1-4 Family Residential Mortgages	0.03	0.05	0.02	0.06	0.04	(2)		(1)
Credit Card — Reported	6.30	6.66	6.26	6.22	6.17	(36)		13
Automobile Financings	0.41	0.43	0.45	0.41	0.53	(2)		(12)
Other Consumer	2.06	2.56	2.53	2.15	2.54	(50)		(48)
Total Consumer Loans — Reported	1.01	1.02	0.98	1.07	1.21	(1)		(20)
Total Loans — Reported	0.82	0.64	1.03	1.12	1.26	18		(44)
Credit Card Securitizations	5.53	5.31	5.57	5.90	5.82	22		(29)
Total Loans — Managed	1.46	1.25	1.59	1.74	1.85	21		(39)
Lending-Related Commitments	—	—	—	—	—	—		—
TOTAL CREDIT PORTFOLIO	0.79	0.69	0.88	0.91	0.95	10		(16)
Memo: Credit Card — Managed	5.78	5.74	5.80	6.01	5.95	4		(17)

(a)
Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the net charge-off rate would have been 0.10% for Loans-U.S. and 0.53% for Total Commercial Loans for the first quarter of 2004, unchanged for the fourth quarter of 2003, and 1.49% for Loans-U.S. and 1.24% for Total Commercial Loans for the third quarter of 2003.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2004	2003	2003	2003	2003	4Q 2003		1Q 2003
SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$4,523	$4,753	$5,087	$5,215	$5,350	(5)%		(15)%
Net Charge-Offs	(444)	(374)	(614)	(614)	(670)	(19)		34
Provision for Loan Losses	42	144	278	487	670	(71)		(94)
Other	(1)	—	2	(1)	(135)	NM		99

Ending Balance	$4,120	$4,523	$4,753	$5,087	$5,215	(9)		(21)

LENDING-RELATED COMMITMENTS:
Beginning Balance	$324	$329	$384	$436	$363	(2)		(11)
Net Charge-Offs	—	—	—	—	—	NM		NM
Provision for Lending-Related Commitments	(27)	(5)	(55)	(52)	73	(440)		NM
Other	—	—	—	—	—	NM		NM

Ending Balance	$297	$324	$329	$384	$436	(8)		(32)

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$716	$917	$1,096	$1,371	$1,528	(22)		(53)
Commercial — Expected	411	454	481	548	590	(9)		(30)

Total Commercial	1,127	1,371	1,577	1,919	2,118	(18)		(47)
Consumer Expected	2,177	2,257	2,234	2,226	2,255	(4)		(3)

Total Specific and Expected	3,304	3,628	3,811	4,145	4,373	(9)		(24)
Residual Component	816	895	942	942	842	(9)		(3)

Total Allowance for Loan Losses	$4,120	$4,523	$4,753	$5,087	$5,215	(9)		(21)

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$146	$172	$187	$252	$305	(15)		(52)
Commercial — Expected	104	105	95	85	84	(1)		24

Total Specific and Expected	250	277	282	337	389	(10)		(36)
Residual Component	47	47	47	47	47	—		—

Total Allowance for Lending-Related Commitments	$297	$324	$329	$384	$436	(8)		(32)

Total Allowance for Credit Losses	$4,417	$4,847	$5,082	$5,471	$5,651	(9)		(22)

Allowance for Loan Losses to Total Loans (a)	1.90% (b)	2.06% (b)	2.01% (b)	2.24%	2.40%	(16)	bp	(50)	bp
Allowance for Loan Losses to Total Nonperforming Loans (a)	177	175	145	145	136	200		4,100
Allowance for Loan Losses to Total Nonperforming Assets (a)	143	143	123	124	117	—		2,600
CREDIT COSTS
Loans:
Commercial	$(141)	$(197)	$(85)	$58	$194	28%		NM
Consumer	262	388	363	329	411	(32)		(36)%

Total Specific and Expected	121	191	278	387	605	(37)		(80)
Residual Component	(79)	(47)	—	100	65	(68)		NM

Total Provision for Loan Losses	42	144	278	487	670	(71)		(94)

Lending-Related Commitments:
Commercial	(27)	(5)	(55)	(52)	65	(440)		NM
Residual Component	—	—	—	—	8	NM		NM

Total Provision for Lending-Related Commitments	(27)	(5)	(55)	(52)	73	(440)		NM

Provision for Credit Losses	15	139	223	435	743	(89)		(98)
Securitized Credit Losses	473	462	471	480	457	2		4

Total Managed Credit Costs	$488	$601	$694	$915	$1,200	(19)		(59)

(a)	Excludes purchased held for sale commercial loans.
(b)
Reflects the impact of consolidated variable interest entities in accordance with FIN 46. Excluding the exposures related to the FIN 46 adoption, the ratio would have been 1.91%, 2.12% and 2.11% at March 31, 2004, December 31, 2003 and September 30, 2003, respectively.

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO.
CAPITAL

								1QTR 2004
	1QTR		4QTR	3QTR	2QTR		1QTR	Over (Under)
	2004		2003	2003	2003		2003	4Q 2003		1Q 2003
AVAILABLE VERSUS REQUIRED AVERAGE CAPITAL
(in billions)
Common Stockholders’ Equity	$45.8		$44.2	$43.1	$42.8		$41.9	4%		9%
Economic Risk Capital
Credit Risk	9.5	(a)	10.6	12.6	14.4		15.1	(10)		(37)
Market Risk	5.6	(a)	4.7	5.0	4.3		4.2	19		33
Operational Risk	3.4	(a)	3.5	3.4	3.5		3.5	(3)		(3)
Business Risk	1.7	(a)	1.7	1.7	1.7		1.7	—		—
Private Equity Risk	4.6	(a)	5.2	5.4	5.4		5.4	(12)		(15)

Economic Risk Capital	24.8	(a)	25.7	28.1	29.3		29.9	(4)		(17)

Goodwill / Intangibles	9.5	(a)	9.1	8.8	8.9		8.9	4		7
Asset Capital Tax	3.9	(a)	4.0	4.1	3.9		4.0	(3)		(3)

Capital Against Nonrisk Factors	13.4	(a)	13.1	12.9	12.8		12.9	2		4

Total Capital Allocated to Business Activities	38.2	(a)	38.8	41.0	42.1		42.8	(2)		(11)

Diversification Effect	(5.3)	(a)	(5.1)	(5.3)	(5.0)		(5.0)	(4)		(6)

Total Required Internal Capital	32.9	(a)	33.7	35.7	37.1		37.8	(2)		(13)

Firm Capital in Excess of Required Capital	$12.9	(a)	$10.5	$7.4	$5.7		$4.1	23		215

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	2,032.3		2,016.2	2,012.2	2,005.6		1,999.8	1		2
Diluted Weighted-Average Shares Outstanding	2,092.7		2,079.3	2,068.2	2,050.6		2,021.9	1		4
Common Shares Outstanding — at Period-End	2,081.7		2,042.6	2,039.2	2,035.1		2,030.0	2		3

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34		$0.34	—		—
BOOK VALUE PER SHARE	22.62		22.10	21.55	21.53		20.73	2		9

SHARE PRICE
High	$43.84		$36.99	$38.26	$36.52		$28.29	19		55
Low	36.30		34.45	32.40	23.75		20.13	5		80
Close	41.95		36.73	34.33	34.18		23.71	14		77

CAPITAL RATIOS
(in millions, except ratios)
Tier 1 Capital	$44,670	(a)	$43,167	$42,533	$41,115		$38,442	3		16
Total Capital	60,887	(a)	59,816	59,455	58,848		55,702	2		9
Risk-Weighted Assets	530,183	(a)	507,456	490,590	491,500	(b)	455,549	4		16
Adjusted Average Assets	757,879	(a)	765,910	770,707	751,376		764,677	(1)		(1)
Tier 1 Capital Ratio	8.4%	(a)	8.5%	8.7%	8.4%	(b)	8.4%	(10	)bp	—	bp
Total Capital Ratio	11.5	(a)	11.8	12.1	12.0	(b)	12.2	(30)		(70)
Tier 1 Leverage Ratio	5.9	(a)	5.6	5.5	5.5		5.0	30		90

(a)	Estimated
(b)
The Firm changed the way it calculates risk-weighted assets during the third quarter of 2003. The June 30, 2003 Tier 1 and Total Capital ratios of 8.4% and 12.0%, respectively, are calculated on the same basis as for September 30, 2003. The June 30, 2003 Tier 1 and Total Capital ratios were previously reported as 8.7% and 12.4%, respectively. Prior quarters have not been restated.

J.P. MORGAN CHASE & CO.
MARKET RISK — INVESTMENT BANK AVERAGE TRADING VAR

						1QTR 2004
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
(in millions)	2004	2003	2003	2003	2003	4Q 2003	1Q 2003
IB Trading Portfolio:
Interest Rate	$84.0	$75.8	$65.8	$60.5	$53.5	11%	57%
Foreign Exchange	22.2	20.3	14.8	15.2	17.3	9	28
Equities	40.6	40.9	12.0	9.2	11.0	(1)	269
Commodities	2.5	2.7	3.5	3.1	2.2	(7)	14
Hedge Fund Investment	5.7	5.4	5.9	4.5	3.5	6	63
Less: Portfolio Diversification	(49.5)	(50.6)	(33.5)	(34.3)	(34.1)	2	(45)

Total Investment Bank Trading VAR	$105.5	$94.5	$68.5	$58.2	$53.4	12	98

J.P. MORGAN CHASE & CO.
Glossary of Terms

Assets Under Management: Represent assets managed by Investment Management & Private Banking on behalf of institutional, retail and private banking clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 44% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Allocated Capital: Represents the portion of average common stockholders’ equity allocated to the business segments, based on their respective risks. The total average allocated capital of all business segments equals the total average common stockholders’ equity of the Firm.

Average Goodwill Capital: The Firm allocates capital to businesses equal to 100% of the carrying value of goodwill. Average goodwill capital is equal to the average carrying value of goodwill.

Average Managed Assets: Includes credit card receivables that have been securitized.

Average Tangible Allocated Capital: Average allocated capital less the average capital allocated for goodwill.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

FIN 46: Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”

Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NM: Not meaningful

Operating (Managed) Basis or Operating Earnings: In addition to analyzing the Firm’s results on a reported basis, management looks at results on an “operating basis”, which is a non-GAAP measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the Investment Bank, the operating basis includes the reclassification of net interest income related to trading activities to Trading Revenue. In the case of Chase Financial Services and Chase Cardmember Services, “operating” or “managed” basis excludes the impact of credit card securitizations. These adjustments do not change JPMorgan Chase’s reported net income.

Other Consumer Loans: Consists of manufactured housing loans, installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

Overhead Ratio: Noninterest expense as a percentage of revenue before provision for credit losses.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations.

Return on Tangible Allocated Capital: Operating earnings less preferred dividends as a percentage of average allocated capital, excluding the capital allocated for goodwill.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Tangible Shareholder Value Added: SVA less the impact of goodwill on operating earnings and capital charges.

Unaudited: The financial statements and information included throughout this document are unaudited, and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.